Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mill City Gold Corp. (the “Company”) on Form 20-F for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Janice Brown, principal financial and accounting officer of the Company, certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2011
/s/ Janice Brown
Janice Brown
Chief Financial Officer (principal financial and accounting officer)